UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COREBRIDGE FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

To Corebridge Financial, Inc. Stockholders:
You are cordially invited to attend a virtual Special Meeting of Stockholders (the “Special Meeting”) of Corebridge Financial, Inc. (“Corebridge”) on July 9, 2025 at 9:00 a.m. Eastern Time. The Special Meeting will be a virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/CRBG2025SM. There will be no physical location for the Special Meeting. You will be able to attend and participate in the Special Meeting online, submit questions during the meeting and vote your shares electronically. The attached notice of Special Meeting (the “Notice”) and proxy statement (the “Proxy Statement”) contain important information regarding the agenda for the meeting and voting instructions.
The matters expected to be acted upon at the Special Meeting are described in the Notice and the Proxy Statement. The Special Meeting materials include the Notice, the Proxy Statement and the proxy card.
Please use this opportunity to vote. Only stockholders of record at the close of business on May 13, 2025 may vote at the Special Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Special Meeting, please vote as soon as possible by telephone, internet or mail as instructed in the Notice. Returning the proxy card or voting by telephone or internet does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend and participate in the Special Meeting, we encourage you to vote in advance of the Special Meeting.

Kevin Hogan	Alan Colberg
President and Chief Executive Officer	Chair of the Board

[•], 2025

Notice of Special Meeting of Stockholders
On behalf of the Corebridge Financial, Inc. (“Corebridge,” the “Company,” “we,” “our” or “us”) Board of Directors (the “Board”), I cordially invite you to virtually attend a special meeting of stockholders of the Company (the “Special Meeting”).
Special Meeting Details

Date and Time: July 9, 2025 at 9:00 a.m. Eastern Time (ET)	Location: Live via the internet at www.virtualshareholdermeeting.com/CRBG2025SM	Record Date: Stockholders as of the close of business on May 13, 2025 are entitled to notice of and to vote at the Special Meeting, and at any adjournment or postponement thereof

How to Vote
Method	Details	Vote must be received or submitted by:
By Telephone	1-800-690-6903	11:59 p.m. ET, July 8, 2025
Online Before the Meeting	www.proxyvote.com	11:59 p.m. ET, July 8, 2025
By Mail	Return your completed proxy card in the prepaid envelope	Before the Special Meeting
Online During the Meeting	Go to www.virtualshareholdermeeting.com/CRBG2025SM	Before the polls close during the Special Meeting

To vote by telephone or online before the Special Meeting, you will need the 16-digit control number included on your proxy card accompanying these proxy materials.
Proxies
The Board is soliciting proxies to be voted at the Special Meeting, and at any adjournment or postponement thereof. Proxy materials were first made available or distributed to stockholders beginning on or about [•], 2025.

Items of Business

1.
Vote to approve an amendment to Corebridge’s Amended and Restated Certificate of Incorporation (the “Existing Charter”) to expressly authorize the Board to approve amendments to Corebridge’s Second Amended and Restated By-laws (the “By-laws” and such amendment, the “Board Authorization Amendment”)

2.
Vote to approve an amendment to the Existing Charter to implement provisions governing stockholder action by written consent, including a requirement that stockholders owning at least 25% of the voting power of the outstanding shares of Corebridge’s capital stock entitled to consent on the action sought to be taken by written consent must submit a written request before the Board is required to fix a record date for stockholders entitled to take action by written consent without Board support (the “Written Consent Amendment” and, together with the Board Authorization Amendment, the “Charter Amendments”)

3.
Vote to approve the adjournment of the Special Meeting, from time to time, if necessary or appropriate, as determined in good faith by the Board, including to solicit additional proxies if there are not sufficient votes in favor of any of the Charter Amendments

4.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, by or at the direction of the Board

Accessing the Special Meeting
To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card accompanying these proxy materials.
Please carefully review the Proxy Statement that accompanies this notice for additional information regarding the matters to be acted on during the Special Meeting.
We have adopted a virtual meeting format for the Special Meeting to provide a convenient opportunity for our stockholders to participate from wherever they are located. We believe that the virtual meeting format affords our stockholders an opportunity for meaningful participation, and we have taken steps so that stockholders will be able to attend, vote and submit questions via the internet.
You do not need to attend the Special Meeting to vote if you submitted your proxy in advance of the meeting.
By order of the Board of Directors,

Jeannette N. Pina
Deputy General Counsel & Corporate Secretary
[•], 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held Virtually Via the Internet on July 9, 2025.

We have elected to utilize the “full set delivery” option of providing paper copies of all our proxy materials by mail. Our proxy materials are also electronically available free of charge at www.proxyvote.com.

Special Meeting Proxy Statement

Corebridge Financial, Inc. | Special Meeting Proxy Statement 1

Proxy Statement Summary
This summary highlights information contained in this Proxy Statement. It does not contain all the information you should consider in making a voting decision, and you should carefully read the entire Proxy Statement before voting.
Following the filing of Corebridge’s proxy statement (the “2025 Proxy Statement”) for its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), Corebridge completed a review of its corporate governance documents (the “Governance Document Review”). Based on the Governance Document Review, Corebridge determined that the Existing Charter as adopted at the time of Corebridge’s initial public offering in September 2022 (the “IPO”) inadvertently omitted provisions necessary to give operative effect to certain provisions of the By-laws. Corebridge is asking stockholders to vote on the Board Authorization Amendment and the Written Consent Amendment, and the other related proposal below, to conform the Existing Charter to the By-laws adopted at the time of the IPO.

Proposal	Board Recommendation	Page
1. Approve the Board Authorization Amendment	FOR	3
2. Approve the Written Consent Amendment	FOR	5
3. Authorize an adjournment or adjournments of the Special Meeting to a later date or dates	FOR	8

2 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Proposal 1: Board Authorization Amendment	The Board recommends that you vote FOR the approval of the Board Authorization Amendment.
We are asking stockholders to vote on a proposal to approve an amendment to the Existing Charter to expressly authorize the Board to approve amendments to Corebridge’s By-laws.
Background
Based on the Governance Document Review, Corebridge determined that the Existing Charter as adopted at the time of the IPO inadvertently omitted provisions necessary to give operative effect to the provisions of the By-laws that provide that the Board is authorized to amend the provisions of the By-laws by the affirmative vote of a majority of the Board. Corebridge does not believe that these events otherwise impacted the validity of any corporate actions taken since the IPO.
Reasons for the Board Authorization Amendment
For the reasons set forth below, the Board has approved the Board Authorization Amendment, declared it advisable and in the best interests of Corebridge and its stockholders, and directed that this Proposal 1 be submitted for approval by Corebridge’s stockholders at the Special Meeting.
Providing the Board with the authority to amend the By-laws is consistent with the intent at the time of the IPO.
Providing the Board with the authority to amend the By-laws is consistent with the understanding of the Board and Corebridge’s stockholders at the time of the IPO, as well as Corebridge’s public disclosures prior to and following the IPO. In advance of the IPO, Corebridge publicly filed with the U.S. Securities and Exchange Commission (“SEC”), a registration statement that, among other things, described certain provisions of Corebridge’s governing documents that were intended to become effective upon the IPO. The filing disclosed that “our second amended and restated bylaws may be amended or repealed, or new bylaws may be adopted, by the affirmative vote of a majority of our Board.” In addition, Corebridge has included this disclosure in an exhibit to each of its annual reports filed on Form 10-K since the IPO.
Providing the Board with the authority to amend the By-laws provides the Board necessary flexibility to respond to evolving circumstances in a timely and cost-efficient manner.
Without adoption of the Board Authorization Amendment, all future amendments to the By-laws would require stockholder approval, which would be a burdensome and inefficient use of Corebridge’s resources. For example, by-laws typically contain provisions pertaining to the internal operations of a company and its board of directors, such as provisions on the conduct of board meetings, the appointment of officers and the execution of corporate instruments. Requiring stockholder approval of every change to these types of provisions would be cumbersome and would unnecessarily involve stockholders in aspects of Corebridge’s day-to-day operations.
Moreover, without adoption of the Board Authorization Amendment, the Board’s ability to respond quickly and efficiently to evolving circumstances, such as governance-related developments, would be hampered. In recent years, the boards of directors of many companies have been able to amend their companies’ by-laws in response to evolving governance norms such as majority voting in director elections, proxy access and the SEC’s universal proxy rules. Rather than asking stockholders to approve these amendments, boards of directors have been able to adopt them in a more timely and cost-efficient manner.

Corebridge Financial, Inc. | Special Meeting Proxy Statement 3

Proposal 1: Election of Directors
Providing the Board with the authority to amend the By-laws does not divest stockholders of their right to amend the By-laws.
The Board Authorization Amendment does not divest or limit the power of stockholders to adopt, amend or repeal the By-laws. In addition, Corebridge must disclose in a filing with the SEC, any amendments to the By-laws that the Board adopts within four business days. Accordingly, stockholders will be informed promptly of any amendments to the By-laws.
Description and General Effects of the Board Authorization Amendment
The Board Authorization Amendment, consistent with most publicly traded Delaware corporations, authorizes the Board to amend the By-laws. This will be accomplished by amending Section 2 of ARTICLE FIVE of the Existing Charter to expressly provide that the Board is authorized to make, amend and repeal the By-laws by the affirmative vote of a majority of the Board. This Board Authorization Amendment will not divest or limit the power of stockholders’ existing right to adopt, amend or repeal the By-laws.
If the Board Authorization Amendment is approved by stockholders at the Special Meeting, Section 2 of ARTICLE FIVE of the Existing Charter would be amended and restated as follows:
Section 2. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, amend and repeal the By-Laws by the affirmative vote of a majority of the Board of Directors.
A vote in favor of either or both of Proposal 1 and/or Proposal 2 is deemed to constitute approval of the filing of an amended and restated certificate of incorporation that, in addition to incorporating the approved Charter Amendment(s), (i) updates all references to Corebridge’s certificate of incorporation and by-laws in the Existing Charter to refer to the “Second Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated)” and the “By-laws, as the same may be amended and/or restated,” respectively, and (ii) implements certain non-substantive ministerial edits relating to defined terms ((i) and (ii) together, the “Administrative Changes”).
If approved by stockholders at the Special Meeting, the Board Authorization Amendment would become effective upon the filing of a Second Amended and Restated Certificate of Incorporation (an “Amended Charter”) setting forth the Board Authorization Amendment, the Administrative Changes, and if approved by stockholders, the Written Consent Amendment with the Secretary of State of the State of Delaware promptly following the Special Meeting.
The Board reserves the right to elect to abandon the Board Authorization Amendment, without further action by the stockholders, at any time prior to the effectiveness of the filing of an Amended Charter setting forth the Board Authorization Amendment. Neither this Proposal 1 nor Proposal 2 are conditioned on or otherwise require the approval of the other proposal.

4 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Proposal 2: Written Consent Amendment	The Board recommends that you vote FOR the approval of the Written Consent Amendment.
We are asking stockholders to vote on a proposal to approve an amendment to the Existing Charter to implement provisions governing stockholder action by written consent, including a requirement that stockholders owning at least 25% of the voting power of the outstanding shares of Corebridge’s capital stock entitled to consent on the action sought to be taken by written consent must submit a written request before the Board is required to fix a record date for stockholders entitled to take action by written consent without Board support.
Background
Based on the Governance Document Review, Corebridge determined that the Existing Charter as adopted at the time of the IPO inadvertently omitted provisions necessary to give operative effect to the provisions of the By-laws relating to stockholder action by written consent, which, among other things, require stockholders owning at least 25% of the voting power of the outstanding shares of Corebridge’s capital stock entitled to consent on the desired action to submit a written request before the Board is required to fix a record date for stockholders entitled to take action by written consent without Board support.
Reasons for the Written Consent Amendment
For the reasons set forth below, the Board has approved the Written Consent Amendment, declared it advisable and in the best interests of Corebridge and its stockholders, and directed that this Proposal 2 be submitted for approval by Corebridge’s stockholders at the Special Meeting.
Implementing the 25% stock ownership threshold requirement for written consent is consistent with the intent at the time of the IPO.
Implementing the 25% stock ownership threshold requirement for written consent is consistent with the understanding of the Board and Corebridge’s stockholders at the time of the IPO as well as Corebridge’s public disclosures prior to and following the IPO. In advance of the IPO, Corebridge publicly filed with the SEC, a registration statement, that, among other things, described certain provisions of the governing documents that were intended to become effective upon the IPO. This filing disclosed that any stockholder that desires to take corporate action by written consent must first request in writing that the Board fix a record date, which request “shall be signed by one or more stockholders representing 25% of the outstanding shares of Common Stock … entitled to consent on the matter or matters set forth in the written request.” In addition, Corebridge has included this disclosure in an exhibit to each of its annual reports filed on Form 10-K since the IPO.
Setting a 25% stock ownership threshold for written consent ensures that the right of stockholders to act by written consent is balanced and structured.
The Written Consent Amendment provides for an orderly and transparent process and guards against misuse while still promoting good governance. Recognizing the substantial administrative and financial burdens that the stockholder written consent process could impose on Corebridge and its stockholders, the Board believes that the 25% stock ownership threshold strikes the appropriate balance between providing stockholders a meaningful mechanism to influence the direction of Corebridge and protecting against the risk that a small group of stockholders seeks to act by stockholder written consent on matters that serve only a narrow agenda not favored by the majority of stockholders. The Board is committed to facilitating stockholder input and already provides numerous such opportunities, including through proxy access, the right to call a special meeting and opportunities to discuss matters directly with the Board and management.

Corebridge Financial, Inc. | Special Meeting Proxy Statement 5

Proposal 2: Written Consent Amendment
Description and General Effects of the Written Consent Amendment
The Written Consent Amendment, among other things, provides that for stockholders to act by written consent without Board support, stockholders owning at least 25% of the outstanding stock entitled to consent on the action sought to be taken by written consent must first submit a written request before the Board is required to fix a record date to determine the stockholders entitled to take action by written consent. The Written Consent Amendment will be accomplished by the addition to the Existing Charter of a new Section 6 of ARTICLE FIVE, to provide that any stockholder action required by law or that may be taken at any annual or special meeting of stockholders of Corebridge may be taken by written consent of stockholders without a meeting, without prior notice and without a vote. Stockholders may act by written consent either (i) as provided in the new Section 6 of ARTICLE FIVE or (ii) pursuant to resolutions adopted by the Board of Directors authorizing such stockholder action to be taken by written consent.
Under the Written Consent Amendment, a stockholder seeking to act by written consent without Board support must submit a written notice to Corebridge’s Secretary delivered to Corebridge’s principal executive offices, requesting the Board fix a record date for such purpose (a “Written Consent Request”). A Written Consent Request must be signed by one or more stockholders who own of record, in the aggregate, at least 25% of the voting power of the outstanding shares of capital stock of Corebridge entitled to consent on the matters set forth in the Written Consent Request.
Under the Written Consent Amendment, Corebridge may, within 10 days of receiving the Written Consent Request, require the requesting stockholder to provide such other information as it may reasonably request to determine the validity of the Written Consent Request or whether the action to be taken is a proper subject for stockholder action under Section 6 of ARTICLE FIVE and applicable law.
The Board shall then, within the later of 10 days after the date on which the Written Consent Request is received or 5 days after delivery of any further information in response to Corebridge’s request, determine the validity of the Written Consent Request, and whether the action to which it relates is a proper subject for stockholder action, and if such Written Consent Request is determined to be valid and such action proper, adopt a resolution fixing the record date for stockholder action by written consent pursuant to such Written Consent Request.
No written consent will be effective unless consents signed by a sufficient number of holders to take such action are delivered to Corebridge in the manner required by Section 228(d) of the Delaware General Corporation Law (the “DGCL”) within 60 days of the first date on which a written consent is so delivered to Corebridge, but in no event later than 120 days after the record date for stockholder action by written consent pursuant to such Written Consent Request.
If the Written Consent Amendment is approved by stockholders at the Special Meeting, the Existing Charter would be amended to add new Section 6 of ARTICLE FIVE to read in its entirety as follows:
Section 6. Subject to the rights of the holders of any outstanding series of Preferred Stock, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote either (a) in accordance with this Section 6 or (b) pursuant to a resolution adopted by the Board of Directors authorizing one or more actions to be taken by written consent. Any stockholder seeking to have the stockholders authorize or take corporate action by consent shall, by written notice delivered by hand or by certified or registered mail, return receipt requested, to the Secretary at the principal executive offices of the Company, first request (a “Written Consent Request”) the Board of Directors to fix a record date for such purpose (a “Consent Record Date”). Such Written Consent Request shall be signed by one or more stockholders who own of record, in the aggregate, at least twenty-five (25) percent of the voting power of the outstanding shares of capital stock of the Corporation entitled to consent on the matter or matters set forth in the Written Consent Request. The Company may, by written notice delivered within ten (10) days after the date on

6 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Proposal 2: Written Consent Amendment
which a Written Consent Request is received, require any stockholder signing the Written Consent Request to provide such other information as it may reasonably request to determine the validity of the Written Consent Request or whether the matter or matters to which the Written Consent Request relates is an action that may properly be taken by stockholders by written consent under this Section 6 and applicable law (a “Validity Inquiry”). The Board of Directors shall promptly, but in all events within the later of ten (10) days after the date on which a Written Consent Request is received or five (5) days after delivery of any information in response to a Validity Inquiry, (x) determine the validity of the Written Consent Request and whether the Written Consent Request relates to an action that may properly be taken by written consent under this Section 6 and applicable law and (y) if such request is determined to be valid and such matter(s) determined to be proper, adopt a resolution fixing the Consent Record Date (unless a record date has previously been fixed by the Board of Directors pursuant to Section 213(b) of the DGCL). A written consent must be set forth in writing or an electronic transmission. No written consent shall be effective to take the corporate action referred to therein unless consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner required by Section 228(d) of the DGCL within sixty (60) days of the first date on which a written consent is so delivered to the Corporation but in no event later than one hundred and twenty (120) days after the Consent Record Date. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given in accordance with Section 228(e) of the DGCL.
A vote in favor of either or both of Proposal 1 and/or Proposal 2 is deemed to constitute approval of the filing of an Amended Charter that, in addition to incorporating the approved Charter Amendment(s), reflects the Administrative Changes.
If approved by stockholders at the Special Meeting, the Written Consent Amendment would become effective upon the filing of an Amended Charter setting forth the Written Consent Amendment, the Administrative Changes, and, if approved by stockholders, the Board Authorization Amendment with the Secretary of State of the State of Delaware promptly following the Special Meeting.
The Board reserves the right to elect to abandon the Written Consent Amendment, without further action by the stockholders, at any time prior to the effectiveness of the filing of an Amended Charter setting forth the Written Consent Amendment. Neither this Proposal 2 nor Proposal 1 are conditioned on or otherwise require the approval of the other proposal.

Corebridge Financial, Inc. | Special Meeting Proxy Statement 7

Proposal 3: Adjournment of Special Meeting	The Board recommends that you vote FOR the adjournment of the Special Meeting, from time to time, if necessary or appropriate, as determined in good faith by the Board.

We are asking stockholders to vote on a proposal to approve the adjournment of the Special Meeting, from time to time, if necessary or appropriate, as determined in good faith by the Board, including to solicit additional proxies if there are insufficient votes in favor of any of the Charter Amendments.
We may seek to adjourn the Special Meeting to solicit additional proxies to establish a quorum, in the absence thereof, or to obtain the votes necessary to approve any of the Charter Amendments, including in a situation where we have received proxies representing a sufficient number of votes against Proposal 1 and/or Proposal 2 such that such proposal(s) would not be approved. In addition, under our By-laws, the chair of the Special Meeting will have concurrent authority to approve adjournments.
We do not anticipate presenting Proposal 3 for approval if there is a quorum at the Special Meeting and we have received sufficient votes in favor of the Charter Amendments.

8 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Security Ownership of 5% Beneficial Owners, Directors and Executive Officers
The following tables set forth information as of May 13, 2025 with respect to the ownership of shares of Corebridge’s common stock (“Common Stock”) by (i) each person known to own beneficially more than five percent of Common Stock, (ii) each member of the Board and each named executive officer of Corebridge and (iii) all current members of the Board and executive officers of Corebridge as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under these regulations, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. The beneficial owners listed below have sole voting and investment power with respect to shares beneficially owned, except as to the interests of spouses or as otherwise indicated.
Percentage computations are based on 549,704,830 shares of Common Stock outstanding as of May 13, 2025. The address for each of the Corebridge directors and executive officers is c/o Corebridge Financial, Inc., 2919 Allen Parkway L4-01, Woodson Tower, Houston, Texas 77019.
Unless otherwise indicated, Corebridge believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
Ownership of Common Stock by 5% Beneficial Owners

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
American International Group, Inc.(1)	127,282,642	23.15%
Nippon Life Insurance Company(2)	121,989,331	22.19%
Argon Holdco LLC(3)	61,962,123	11.27%
T. Rowe Price Associates, Inc.(4)	32,960,078	6.00%

(1)
Based solely on information contained in a Schedule 13G/A filed by American International Group, Inc. with the SEC on February 11, 2025. American International Group, Inc. reported that, as of December 31, 2024, it had sole voting power over 127,282,642 shares of Common Stock and sole dispositive power over 127,282,642 shares of Common Stock. The principal business address of American International Group, Inc. is 1271 Avenue of the Americas, 41st Floor, New York, New York 10020.

(2)
Based solely on information contained in a Schedule 13D filed by Nippon Life Insurance Company with the SEC on December 13, 2024. Nippon Life Insurance Company reported that, as of December 9, 2024, it had sole voting power over 121,989,331 shares of Common Stock and sole dispositive power over 121,989,331 shares of Common Stock. The principal business address of Nippon Life Insurance Company is 3-5-12, Imabashi, Chuo-ku, Osaka 541-8501, Japan.

(3)
Based solely on information contained in a Schedule 13G/A filed by Argon Holdco LLC with the SEC on February 9, 2024. Argon Holdco LLC reported that, as of December 31, 2023, it had sole voting power over 61,962,123 shares of Common Stock and sole dispositive power over 61,962,123 shares of Common Stock. The sole member of Argon Holdco LLC is Blackstone Holdings II L.P. The general partner of Blackstone Holdings II L.P. is Blackstone Holdings I/II GP L.L.C. The sole member of Blackstone Holdings I/II GP L.L.C. is Blackstone Inc. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of such entities and Mr. Schwarzman may be deemed to beneficially own the shares of Common Stock beneficially owned by Argon Holdco LLC, and each of such entities and Mr. Schwarzman expressly disclaims beneficial ownership of such shares. The principal business address of Argon Holdco LLC is c/o Blackstone Inc., 345 Park Ave., New York, New York 10154.

(4)
Based solely on information contained in a Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2025. T. Rowe Price Associates, Inc. reported that, as of December 31, 2024, it had sole voting power over 32,125,198 shares of Common Stock and sole dispositive power over 32,959,748 shares of Common Stock. The principal business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

Corebridge Financial, Inc. | Special Meeting Proxy Statement 9

Security Ownership of 5% Beneficial Owners, Directors and Executive Officers
Ownership of Common Stock by Directors and Executive Officers

Directors and Named Executive Officers	Number of Shares Owned(1)	Percent of Class
Christina Banthin	23,484	*
Edward Bousa	5,292	*
Adam Burk	—	*
Alan Colberg	53,402	*
Gilles Dellaert	—	*
Terri Fiedler	162,677	*
Rose Marie Glazer	—	*
Keith Gubbay	2,334	*
Elias Habayeb	227,164	*
Kevin Hogan	394,673	*
Minoru Kimura	—	*
Deborah Leone	7,576	*
Lisa Longino	61,983	*
Christopher Lynch	23,402	*
Jonathan Novak	146,375	*
Colin J. Parris	2,334	*
Amy Schioldager	23,402	*
All current directors and executive officers as a group (27 persons)	1,578,834	*

*	Represents less than 1%.
(1)
Number of shares shown includes fully vested deferred stock units (“DSUs”), with delivery of the underlying shares of Common Stock deferred until the director ceases to be a Board member, as follows: for Mr. Bousa 5,292 DSUs, for Mr. Colberg 23,402 DSUs, for Mr. Gubbay 2,334 DSUs, for Ms. Leone 7,576 DSUs, for Mr. Lynch 23,402 DSUs, for Mr. Parris 2,334 DSUs and for Ms. Schioldager 23,402 DSUs.

10 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Voting and Meeting Information
Board Recommendations and Voting Standards
Below is a summary of the Board’s recommendations for votes on Proposals 1, 2 and 3, the votes required for the adoption of such proposals and the effects of abstentions and broker non-votes, if any.

Proposals	Board Recommendations	Votes Required for Adoption	Treatment of Abstentions and Broker Non-Votes, if any
Proposal 1: Approve the Board Authorization Amendment	FOR	The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting	Will have the same effect as votes AGAINST
Proposal 2: Approve the Written Consent Amendment	FOR
Proposal 3: Authorize an adjournment or adjournments of the Special Meeting to a later date or dates	FOR	Votes FOR the proposal must exceed votes AGAINST	Will have no effect on whether Proposal 3 is approved

Meeting Information
Why am I Receiving these Materials?
You are receiving these materials in connection with the solicitation by the Board of proxies to be voted at the Special Meeting and at any adjournment or postponement thereof.
We have elected to utilize the “full set delivery” option of providing paper copies of the proxy materials by mail to all stockholders, as well as providing access to our proxy materials on a publicly accessible website. This Proxy Statement and the form of proxy card are also available free of charge at www.proxyvote.com. Proxy materials were first made available or distributed to stockholders beginning on or about [•], 2025.
When and Where Is the Special Meeting?
The Special Meeting will be held virtually via the internet on July 9, 2025 at 9:00 a.m., Eastern Time. Stockholders may access the Special Meeting at www.virtualshareholdermeeting.com/CRBG2025SM.
What Do I Need to Participate in the Special Meeting?
Stockholders can participate in the Special Meeting by logging into the meeting website at www.virtualshareholdermeeting.com/CRBG2025SM. To log in, you will need the 16-digit control number provided on your proxy card or voting instruction form (your “Control Number”). We recommend that you log in 15 minutes in advance of the Special Meeting.
How Many Shares of Common Stock are Required to be Present to Transact Business at the Special Meeting?
A quorum is required to transact business at the Special Meeting. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum. On the Record Date, 549,704,830 shares of Common

Corebridge Financial, Inc. | Special Meeting Proxy Statement 11

Voting and Meeting Information
Stock were outstanding and entitled to vote at the Special Meeting. Virtual attendance at the Special Meeting constitutes presence in person for purposes of determining a quorum. Abstentions and broker non-votes, if any, will be treated as present and entitled to vote for purposes of determining a quorum.
Can I Ask Questions at the Special Meeting?
Stockholders will be able to submit written questions during the meeting in the “Ask A Question” field of the website by selecting a question topic, typing the question in the designated text box and clicking “Submit.”
Consistent with the rules of conduct for our Special Meeting, and to allow us to answer questions from as many stockholders as possible, each stockholder may submit a maximum of one question. We ask that questions be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped and answered together to avoid repetition.
What if I Have Trouble Accessing, or Technical Difficulties During, the Special Meeting?
We will have technicians ready to assist with any technical difficulties in accessing or participating in the Special Meeting. The technical support number will be posted on the Special Meeting login page.
Are There any Other Matters to Be Presented During the Special Meeting?
The Board knows of no other matters to be presented during the Special Meeting. If any other matters properly come before the Special Meeting, or any adjournment or postponement thereof, by or at the direction of the Board, it is the intention of the proxyholders to vote the proxy in accordance with their judgment on such matters.
Voting Information
Who Can Vote at the Special Meeting?
You are entitled to vote at the Special Meeting, and at any adjournment or postponement thereof, if you were a stockholder of record on the Record Date. If you are a beneficial owner of shares of Common Stock held in street name and wish to attend the Special Meeting and vote shares you beneficially own, you must obtain a legal proxy from your intermediary giving you the right to vote those shares.
How are Votes Counted?
Each share of Common Stock held by you on the Record Date is entitled to one vote.
What is the Difference Between a Stockholder of Record and a Beneficial Owner of Shares Held in Street Name?
If your shares of Common Stock are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered a stockholder of record or a “registered stockholder” of those shares.
If your shares are held in an account at a bank, brokerage firm or other intermediary, you are a beneficial owner of shares held in street name. In that case, you will receive proxy materials, as well as a voting instruction form, from the intermediary holding your shares and, as a beneficial owner, you have the right to direct the intermediary as to how to vote them. Most individual stockholders are beneficial owners of shares held in street name.

12 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Voting and Meeting Information
How Do I Vote?
Depending on how you hold your shares, you have up to four ways to cast your vote:
•	By Internet. Go to www.proxyvote.com. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on July 8, 2025. You will need your Control Number to access the website.
•
By Telephone. Call 1-800-690-6903 any time on a touch-tone telephone. There is no charge to you for the call in the U.S. or Canada. International calling charges apply outside the U.S. and Canada. You will need your Control Number to vote. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on July 8, 2025.

•
By Mail. Mark your proxy card, sign and date it, and return it in the prepaid envelope that has been provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Special Meeting.

•
During the Special Meeting. Stockholders can vote during the Special Meeting by logging into the meeting website at www.virtualshareholdermeeting.com/CRBG2025SM. To log in, you will need your Control Number. We recommend that you log in 15 minutes in advance of the Special Meeting.

If you are a beneficial owner of shares of Common Stock held in street name, please refer to the voting instruction form provided by the intermediary holding your shares. The availability of telephone and internet voting will depend on the voting process of the intermediary. If you wish to attend the Special Meeting and vote shares you beneficially own thereat, you must obtain a legal proxy from your intermediary giving you the right to vote the shares.
How Can I Revoke My Proxy or Change My Vote?
You have the power to revoke your proxy or change your vote by:
•	Submitting a new proxy through the internet or by telephone that is received by 11:59 p.m., Eastern Time, on July 8, 2025;
•	Executing a later-dated proxy card and returning it to us by mail prior to the Special Meeting;
•	Attending and voting at the Special Meeting; or
•	Delivering a written revocation to Corebridge’s Secretary at 2919 Allen Parkway L4-01, Woodson Tower, Houston, Texas 77019 prior to the Special Meeting.
If you are a beneficial owner of shares of Common Stock held in street name and wish to change your vote, you should contact the intermediary holding your shares.
How Will My Shares Be Voted?
Your shares will be voted in accordance with your instructions. In addition, if you grant a proxy to the Company’s proxy holders, the proxy holders will have, and intend to exercise, discretion to vote your shares in accordance with their best judgment on any matters not identified in this Proxy Statement that are properly brought to a vote at the Special Meeting, or any adjournment or postponement thereof, by or at the direction of the Board.
If your shares are registered in your name and you sign and return a proxy card or vote by telephone or the internet but do not give voting instructions on a particular proposal, the proxy holders will be authorized to vote your shares on that matter in accordance with the Board’s recommendation. If you hold your shares in street name and do not give voting instructions on a proposal, your broker or nominee is only permitted by New York Stock Exchange (“NYSE”) rules to vote your shares in its discretion on “routine” matters and may not vote your shares with respect to any non-routine matter without instruction. A “broker non-vote” occurs when an intermediary returns a valid proxy but does not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from

Corebridge Financial, Inc. | Special Meeting Proxy Statement 13

Voting and Meeting Information
the beneficial owner of such shares. Each of Proposals 1, 2 and 3 are considered “non-routine” under NYSE rules, and we do not expect that any “routine” matters will be submitted for approval at the Special Meeting. Accordingly, no intermediary will be permitted to vote shares without direction from the beneficial owner, and, therefore, we do not anticipate any broker non-votes to occur.
The impact of abstentions and broker non-votes, if any, on the overall voting results is shown in the table above under “Board Recommendations and Voting Standards.”
Who Counts the Votes?
Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate the votes. A representative of Broadridge will act as the independent Inspector of Election and supervise the voting, decide the validity of proxies and certify the results.
Other Information
Who Pays for the Expenses of this Proxy Solicitation?
Corebridge will bear the cost of the solicitation of proxies. Proxies may be solicited by mail, email, personal interview, telephone and facsimile transmission by directors, their associates, and certain officers and regular employees of the Company without additional compensation. Corebridge has retained Sodali & Co to assist in the solicitation of proxies for a fee of approximately $10,000, plus reasonable out-of-pocket expenses and disbursements of that firm. Corebridge will reimburse brokers and others holding Common Stock in their names, or in the names of nominees, for forwarding proxy materials to their principals.
What if I Share the Same Address as Another Corebridge Stockholder?
If you share an address with one or more other Corebridge stockholder(s), you may have received only a single copy of this Proxy Statement or the Notice for your entire household, unless we have received contrary instructions from you. This practice, known as “householding,” is intended to reduce printing and mailing costs. If you are a registered stockholder and you prefer to receive a separate copy of this Proxy Statement or the Notice in connection with the Special Meeting or in the future with respect to the Company’s annual meetings of stockholders, or if you are receiving multiple copies at your address and would like to enroll in “householding” and receive a single copy, contact Broadridge, either by calling toll free at +1 (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Requests will be responded to promptly. If you are a beneficial owner of shares held in street name, please contact your bank, brokerage firm or other intermediary to make your request. There is no charge for separate copies.
How Do I Obtain More Information About Corebridge?
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are required to file reports and other information with the SEC. You may inspect and copy these reports and other information without charge at the SEC’s website. The address of this site is http://www.sec.gov. These documents also are available, free of charge in the Investors—Financials—Annual Reports section of our website at www.corebridgefinancial.com.

14 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Stockholder Proposals for the 2026 Annual Meeting of Stockholders
Stockholder Proposals for Inclusion in 2026 Proxy Statement
Proposals intended for inclusion in the proxy statement (the “2026 Proxy Statement”) for the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) pursuant to Exchange Act Rule 14a-8 should be sent by writing to the Corporate Secretary of Corebridge, c/o Corebridge Financial, Inc., 2919 Allen Parkway L4-01, Woodson Tower, Houston, Texas 77019 or by emailing corebridgeBOD@corebridgefinancial.com and must be received no later than 120 days prior to the first anniversary of the date the Company mailed the 2025 Proxy Statement, or December 17, 2025.
Stockholder Director Nominations for Inclusion in 2026 Proxy Statement
The By-laws permit a stockholder, or a group of up to 20 stockholders, owning three percent or more of our outstanding shares of Common Stock continuously for at least three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-laws. Notice of director nominees submitted pursuant to this proxy access by-law must be delivered to the Corporate Secretary of Corebridge in accordance with the By-laws and must be received no earlier than 150 days prior to the first anniversary of the date the Company mailed the 2025 Proxy Statement, or November 17, 2025, and no later than 120 days prior to the first anniversary of the date the Company mailed the 2025 Proxy Statement, or December 17, 2025. The notice of director nominees must include all of the information required by the By-laws.
Stockholder Director Nomination and Other Stockholder Proposals for Presentation at the 2026 Annual Meeting Not Included in 2026 Proxy Statement
Under the By-laws, notice of any other stockholder proposal or the nomination of a candidate for election as a director to be made during the 2026 Annual Meeting and not submitted for inclusion in the 2026 Proxy Statement (either pursuant to Exchange Act Rule 14a-8 or the proxy access provisions of the By-laws) must be delivered to the Corporate Secretary of Corebridge in accordance with the By-laws no earlier than 120 days prior to the first anniversary of the Company’s 2025 Annual Meeting, or February 3, 2026, and no later than 90 days prior to the first anniversary of the 2025 Annual Meeting, or March 5, 2026. The notice must include all of the information required by the By-laws.
In addition to satisfying the requirements set forth in the By-laws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide us with a notice that sets forth the information required by Rule 14a-19 by March 5, 2026.

Corebridge Financial, Inc. | Special Meeting Proxy Statement 15

Other Matters
Our Board does not presently intend to bring any other business before the Special Meeting and, so far as is known to our Board, no matters are to be brought before the Special Meeting except as specified in the Notice. As to any business that may arise and properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

16 Corebridge Financial, Inc. | Special Meeting Proxy Statement

Cautionary Statement Regarding Forward-Looking Information
This Proxy Statement may include statements, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “targets,” “plans,” “estimates,” “anticipates,” or other comparable terms. Forward-looking statements include, without limitation, all matters that are not historical facts. They appear in a number of places throughout this Proxy Statement and include, without limitation, statements regarding our intentions, beliefs, assumptions or current plans and expectations regarding Proposals 1, 2 and 3, taking into account all information currently available to us.
Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this Proxy Statement. In addition, even if our performance and outcomes are consistent with the forward-looking statements contained in this Proxy Statement, such performance and outcomes may not be indicative of performance and outcomes in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 13, 2025 (the “2024 Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 6, 2025 (the “Q1 2025 10-Q”) could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. You should read carefully the factors described in “Risk Factors” in the 2024 Form 10-K and Q1 2025 10-Q to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements.
You should read this Proxy Statement completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements made in this Proxy Statement are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this Proxy Statement, and we do not undertake any obligation to update or revise any forward-looking statements to reflect the occurrence of events, unanticipated or otherwise, other than as may be required by law.

Corebridge Financial, Inc. | Special Meeting Proxy Statement 17

corebridge financial

COREBRIDGE FINANCIAL, INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 8, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your proxy by mail must be received prior to the Special Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75559-S15249

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD SHOULD BE SIGNED AND DATED.

COREBRIDGE FINANCIAL, INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders should sign. If a corporation, limited liability company or partnership, please sign in full entity name by authorized officer or person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Information Statement is available at www.proxyvote.com.

V75560-S15249

COREBRIDGE FINANCIAL, INC.
SPECIAL MEETING OF STOCKHOLDERS
JULY 9, 2025 9:00 AM EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s), revoking all prior proxies heretofore given with respect to the matters set forth herein, hereby appoint(s) Kevin Hogan, Polly N. Klane and Jeannette N. Pina, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, all of the shares of Common Stock of Corebridge Financial, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m. Eastern Time, on July 9, 2025, virtually at www.virtualshareholdermeeting.com/CRBG2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side